5.          Investor  Charge  Offs
                 ----------------------

          (a)     The  aggregate  amount of Class A Investor Charge Offs for the
                                      related Monthly Period               $0.00
                                                                           -----

          (b) The aggregate amount of Class A Investor Charge Offs set forth in 5(a) above per
                              $1,000 of original certificate principal amount
                                                                           $0.00
                                                                              --

          (c)     The  aggregate  amount of Class B Investor Charge Offs for the
                                      related Monthly Period               $0.00
                                                                           -----

          (d) The aggregate amount of Class B Investor Charge Offset forth in 5(c) above per
                              $1,000 of original certificate principal amount
                                                                           $0.00
                                                                              --

          (e)     The aggregate amount of Collateral Charge Offs for the related
                                              Monthly Period               $0.00
                                                                           -----

          (f) The aggregate amount of Collateral Charge Offs set forth in 5(e) above per $1,000
                    of original certificate principal amount               $0.00
                                                                           -----

          (g) The aggregate amount of Class A Investor Charge Offs reimbursed on the
                    Transfer Date immediately preceding this Distribution Date
                                                                           $0.00
                                                                           -----

          (h) The aggregate amount of Class A Investor Charge Offs set forth in 5(g) above per
               $1,000 original certificate principal amount reimbursed on the Transfer Date
                immediately preceding this Distribution Date               $0.00
                                                                           -----

           (i)     The  aggregate  amount  of  Class  B  Investor  Charge  Offs
                                           reimbursed on the               $0.00
                                                                           -----
               Transfer  Date  immediately  preceding  this  Distribution  Date

          (j) The aggregate amount of Class B Investor Charge Offs set forth in 5(i) above per
               $1,000 original certificate principal amount reimbursed on the Transfer Date
                immediately preceding this Distribution Date               $0.00
                                                                           -----

          (k) The aggregate amount of Collateral Charge Offs reimbursed on the Transfer Date
                immediately preceding this Distribution Date               $0.00
                                                                           -----

          (l) The aggregate amount of Collateral Charge Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately
                                 preceding Distribution Date               $0.00
                                                                           -----

     6.          Investor  Servicing  Fee
                 ------------------------

          (a) The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
                            the related Monthly Period               $540,625.00
                                                                     -----------

          (b) The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
                             the related Monthly Period               $34,375.00
                                                                      ----------

          (c) The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for
                             the related Monthly Period               $50,000.00
                                                                      ----------

          (d) The amount of Servicer Interchange payable by the Trust to the Servicer for the
                                related Monthly Period               $625,000.00
                                                                     -----------

     7.          Reallocation
                 ------------

          (a) The amount of Reallocated Collateral Principal Collections with respect to this
                                           Distribution Date               $0.00
                                                                           -----

          (b) The amount of Reallocated Class B Principal Collections with respect to this
                                           Distribution Date               $0.00
                                                                           -----

          (c)     The  Collateral Interest Amount as of the close of business on
                             this Distribution Date               $60,000,000.00
                                                                  --------------

          (d)     The  Class  B Investor Interest as of the close of business on
                             this Distribution Date               $41,250,000.00
                                                                  --------------

     8.          Collection  of  Finance  Charge  Receivables
                 --------------------------------------------

          (a) The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
                                Class A Certificates               $9,484,939.15
                                                                   -------------

          (b) The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
                                  Class B Certificates               $603,088.62
                                                                     -----------

          (c) The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
                                   Collateral Interest               $877,219.80
                                                                     -----------

     9.          Principal  Funding  Account
                 ---------------------------

          (a) The principal amount on deposit in the Principal Funding Account on the related
                                               Transfer Date               $0.00
                                                                           -----

          (b)     The Accumulation Shortfall with respect to the related Monthly
                                                      Period               $0.00
                                                                           -----

          (c) The Principal Funding Investment Proceeds deposited in the Finance Charge Account
                                on the related Transfer Date               $0.00
                                                                           -----

          (d)     The Principal Funding Investment Shortfall               $0.00
                                                                           -----

          (e) The amount of all or the portion of the Reserve Draw Amount deposited in the
               Finance  Charge  Account  on  the  related Transfer Date from the
                                             Reserve Account               $0.00
                                                                           -----

                            10.          Reserve Draw Amount               $0.00
                                         -------------------               -----

     11.          Available  Funds
                  ----------------

          (a)     The  amount  of  Class  A  Available  Funds  on deposit in the
                              Finance Charge Account               $9,484,939.15
                                                                   -------------
               on  the  related  Transfer  Date

          (b)     The  amount  of  Class  B  Available  Funds  on deposit in the
                                Finance Charge Account               $603,088.62
                                                                     -----------
                on  the  related  Transfer  Date

          (c)     The  amount  of Collateral Interest Available Funds on deposit
                                        in the Finance               $877,219.80
                                                                     -----------
               Charge  Account  on  the  related  Transfer  Date

     12.          Portfolio  Yield
                  ----------------

             (a)     The Portfolio Yield (Net) for the related Monthly Period
                                                                        12.5513%
                                                                        --------
          (b)     The  Portfolio  Adjusted  Yield for the related Monthly Period
                                                                         8.6596%
                                                                         -------

C.               Floating  Rate  Determinations
                 ------------------------------

          1.     LIBOR  for the Interest Period ending on this Distribution Date
                                                                        1.10000%
                                                                        --------
                          2.     Class A Certificate Rate               1.22000%
                                                                        --------
                          3.     Class B Certificate Rate               1.38000%
                                                                        --------



               BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
               TRANSFEROR  AND  SERVICER


               By:  /s/  Brian  P.  Sterling
               -----------------------------
               Name:     Brian  P.  Sterling
               -----------------------------
               Title:    Vice  President
               -------------------------